Horizon Active Income Fund
Schedule of Investments
August 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.4%	Shares		Value
iShares 10+ Year Investment Grade Corporate Bond ETF (a)	720,478		$ 34,647,787
iShares 20+ Year Treasury Bond ETF	136,738		11,283,620
iShares 5-10 Year Investment Grade Corporate Bond ETF	1,061,329		55,390,761
iShares TIPS Bond ETF	134,231		14,338,555
Janus Henderson Mortgage-Backed Securities ETF (a)	328,061		14,497,016
PIMCO Active Bond Exchange-Traded Fund	160,947		14,552,828
PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	301,230		14,605,317
PIMCO Multisector Bond Active ETF	2,795,502		73,158,287
State Street DoubleLine Total Return Tactical ETF	671,598		26,031,138
Vanguard Total International Bond ETF	678,578		32,266,384
TOTAL EXCHANGE TRADED FUNDS (Cost $296,165,176)			290,771,693

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.7%	Shares		Value
First American Government Obligations Fund - Class X, 3.59% (b)	1,884,366		1,884,366
TOTAL MONEY MARKET FUNDS (Cost $1,884,366)			1,884,366

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.5%	Shares		Value
First American Government Obligations Fund - Class X, 3.59% (b)	1,554,895		1,554,895
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,554,895)			1,554,895

TOTAL INVESTMENTS - 100.6% (Cost $299,604,437)			294,210,954
Liabilities in Excess of Other Assets - (0.6)%		(0.00588)	(1,718,770)
TOTAL NET ASSETS - 100.0%			$ 292,492,184

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of August 31, 2026. The fair value of these securities was $1,511,695.
(b)	The rate shown represents the 7-day annualized yield as of August 31, 2026.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Horizon Active Income Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 290,771,693	$ –	$ –	$ 290,771,693
Money Market Funds	1,884,366	–	–	1,884,366
Investments Purchased with Proceeds from Securities Lending	1,554,895	–	–	1,554,895
Total Investments	$ 294,210,954	$ –	$ –	$ 294,210,954

Refer to the Schedule of Investments for further disaggregation of investment categories.